Income Taxes	12 Months Ended
Dec. 31, 2014
Income Taxes [Abstract]
Income Taxes

Note 9 – Income Taxes

The Company is a successor as a result of a tax-free reorganization from the 2004 merger of Enerpulse, Inc., a Florida corporation, into Enerpulse, Inc. a Delaware corporation. As such, the pre-merger net operating loss carryovers applicable to the predecessor corporation will carryforward for tax purposes to the successor corporation. The tax loss carryforward at December 31, 2014 available to the Company is estimated to be approximately $25 million for federal and approximately $12.8 million for state purposes. Federal net operating loss carry forwards expire through 2034 and state net operating loss carry forwards expire through 2034.

A reconciliation of the statutory Federal income tax rate to the Company's effective income tax rate applied to pre-tax loss is as follows:

	Year ended December 31,
	2014	%	2013	%

Computed "expected" tax benefit	$1,301,660	34%	$1,344,307	34%

State income taxes, net of Federal income tax effect	191,421	5%	197,692	5%

Expiration of state net operating losses	(326,586)	(9)%	-	-%

Permanent differences and other	(157,383)	(4)%	(170,203)	(4)%

Change in valuation allowance	(1,009,112)	(26)%	(1,371,796)	(35)%

	$-	-	$-	-

Deferred tax assets and liabilities represent the future impact of temporary differences between the financial statement and tax bases of assets and liabilities and are as follows:

	Year ended December 31,
	2014	2013
Deferred tax assets
Net operating loss (NOL) carry forwards	$9,182,070	$8,298,115
Bad debt allowance	2,680	1,121
Accrued liabilities	8,176	7,404
Depreciation and amortization	38,679	46,231
Inventory reserves	3,370	9,558
Stock based compensation	145,219	8,653
Total deferred tax assets	9,380,194	8,371,082

Valuation allowance	(9,380,194)	(8,371,082)

Net deferred tax assets	$-	$-

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. The Company has provided a valuation allowance of 100% of its deferred tax assets due to the uncertainty of generating future profits that would allow for the realization of such deferred tax assets.

Pursuant to United States Internal Revenue Code Section 382, since the Company underwent an ownership change, the NOL carry-forward limitations impose an annual limit on the amount of the taxable income that may be offset by the Company's NOL generated prior to the ownership change. Therefore, the Company may be unable to use a significant portion of its NOL to offset future taxable income.